CORNERCAP GROUP OF FUNDS

SUPPLEMENT DATED August 12, 2010

TO THE PROSPECTUS DATED July 29, 2010

The information below replaces in its entirety page 1 of the Prospectus:

PROSPECTUS

July 29, 2010

CORNERCAP BALANCED FUND (CBLFX)

CORNERCAP SMALL-CAP VALUE FUND (CSCVX)

CORNERCAP LARGE/MID-CAP VALUE FUND (CMCRX)

The CornerCap Group of Funds currently offers three separate series representing separate portfolios of investments:  the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund, and the CornerCap Large/Mid-Cap Value Fund (each a “Fund” and collectively, the “Funds”).

These securities have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”) or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.